UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      May 26, 2016

INTELLIGENT SYSTEMS CORPORATION

(Exact name of Registrant as specified in its charter)

Georgia	1-9330	58-1964787
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

4355 Shackleford Road, Norcross, Georgia	30093
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 381-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFP 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of Intelligent Systems Corporation (“Registrant”) on May 26, 2016, shareholders re-elected Philip H. Moise to the board of directors, to serve until the 2019 Annual Meeting. A total of 6,955,307 shares, representing 79.7 percent of the outstanding shares, were voted at the meeting. The vote was as follows:

	For	Withheld
Philip H. Moise	6,923,359	31,948

Shareholders also approved, by a non-binding advisory vote, the compensation of the Registrant’s named executive officers. The vote was as follows:

For	Against	Abstain
6,911,225	38,188	5,894

No other items were submitted to a vote of shareholders at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2016	INTELLIGENT SYSTEMS CORPORATION
(Registrant)

	By:	/s/ Bonnie L. Herron
Bonnie L. Herron
Chief Financial Officer

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